UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 7.01	Regulation FD Disclosure.

On September 20, 2007, SVB Financial Group (the “Company”) announced that Kenneth Wilcox, President and Chief Executive Officer, and Michael Descheneaux, Chief Financial Officer, will present at the RBC Capital Markets Financial Institutions Conference 2007 in Edgartown, Massachusetts on Tuesday, September 25, 2007 at 9:35 a.m. (Eastern Time). A live, audio-only webcast of the conference, as well as a replay of the webcast, will be made publicly available.

A copy of the press release announcing the presentation and webcast access instructions, and a copy of the presentation slides, are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. All other contents of the webcast are not incorporated herein by reference or otherwise. The information contained in this report and in the exhibits hereto is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 20, 2007, announcing management presentations at RBC Capital Markets Financial Institutions Conference 2007.

99.2	Management presentation slides for RBC Capital Markets Financial Institutions Conference 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007	SVB FINANCIAL GROUP

	By:	/s/ MICHAEL DESCHENEAUX
	Name:	Michael Descheneaux
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 20, 2007, announcing management presentations at RBC Capital Markets Financial Institutions Conference 2007.

99.2	Management presentation slides for RBC Capital Markets Financial Institutions Conference 2007.